Debt	12 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
Debt Disclosure Text Block

Note 6.  Debt

Debt consisted of the following:

	September 30,
	2012	2011
	(Dollars in thousands)
Blanco revolving credit facility	$-	$55,000
Receivables securitization facility due 2015	-	-
Multi-currency revolving credit facility due 2017	-	-
$392,326, 5 5/8% senior notes due 2012	-	392,000
$500,000, 5 7/8% senior notes due 2015	499,091	498,822
$400,000, 4 7/8% senior notes due 2019	397,485	397,190
$500,000, 3 1/2% senior notes due 2021	499,355	-
Other	-	89
Total debt	1,395,931	1,343,101
Less current portion	-	392,089
Total, net of current portion	$1,395,931	$951,012

Long-Term Debt

In February 2012, the Company repaid the borrowings under the Blanco Credit Facility, which was terminated.

The Company has a multi-currency senior unsecured credit facility for $700 million, which was scheduled to expire in March 2015 (the “Multi-Currency Revolving Credit Facility”), with a syndicate of lenders. In October 2011, the Company entered into an amendment with the syndicate of lenders to extend the maturity date of the Multi-Currency Revolving Credit Facility to October 2016. The amendment also reduced the Company's borrowing rates and facility fees. In November 2012, the Company further extended the maturity date to November 2017. Interest on borrowings under the Multi-Currency Revolving Credit Facility accrues at specified rates based on the Company's debt rating and ranges from 68 basis points to 155 basis points over LIBOR/EURIBOR/Bankers Acceptance Stamping Fee, as applicable (90 basis points over LIBOR/EURIBOR/Bankers Acceptance Stamping Fee at September 30, 2012). Additionally, interest on borrowings denominated in Canadian dollars may accrue at the greater of the Canadian prime rate or the CDOR rate. The Company pays facility fees to maintain the availability under the Multi-Currency Revolving Credit Facility at specified rates based on the Company's debt rating, ranging from 7 basis points to 20 basis points, annually, of the total commitment (10 basis points at September 30, 2012). The Company may choose to repay or reduce its commitments under the Multi-Currency Revolving Credit Facility at any time. The Multi-Currency Revolving Credit Facility contains covenants, including compliance with a financial leverage ratio test, as well as others that impose limitations on, among other things, indebtedness of excluded subsidiaries and asset sales.

The Company has $500 million of 5 7/8% senior notes due September 15, 2015 (the “2015 Notes”), $400 million of 4 7/8% senior notes due November 15, 2019 (the “2019 Notes”), and $500 million of 3½% senior notes due November 15, 2021 (the “2021 Notes”) (together, the “Notes”). The 2015 Notes, 2019 Notes, and 2021 Notes were sold at 99.5%, 99.2%, and 99.858% of the principal amount, respectively, and have effective interest yields of 5.94%, 4.98%, and 3.52% respectively. Interest on the Notes is payable semiannually in arrears. Costs incurred in connection with the issuance of the Notes were deferred and are being amortized over the terms of the notes.

All of the Notes and the Multi-Currency Revolving Credit Facility were previously guaranteed on a joint and several basis by certain of the Company's subsidiaries, which were known as the guarantor subsidiaries. On June 29, 2012, in accordance with the terms of the documents governing the underlying obligations, each of the guarantor subsidiaries was released from its obligations under the guarantee of the Notes and the Multi-Currency Revolving Credit Facility. As a result, the Company no longer discloses selected consolidating financial statements of its parent and its guarantors and non-guarantor subsidiaries.

The indentures governing the Multi-Currency Revolving Credit Facility and the Notes contain restrictions and covenants which include limitations on additional indebtedness; distributions to stockholders; the repurchase of stock and the making of other restricted payments; issuance of preferred stock; creation of certain liens; transactions with subsidiaries and other affiliates; and certain corporate acts such as mergers, consolidations, and the sale of substantially all assets. An additional covenant requires compliance with a financial leverage ratio test.

Receivables Securitization Facility

The Company has a $700 million receivables securitization facility (“Receivables Securitization Facility”), which was scheduled to expire in April 2014. In October 2011, the Company entered into an amendment to the Receivables Securitization Facility to extend the maturity date to October 2014. The amendment also reduced the Company's borrowing rates. In November 2012, the Company further extended the maturity date to November 2015. The Company has available to it an accordion feature whereby the commitment on the Receivables Securitization Facility may be increased by up to $250 million, subject to lender approval, for seasonal needs during the December and March quarters. Interest rates are based on prevailing market rates for short-term commercial paper or LIBOR plus a program fee of 75 basis points. The Company pays an unused fee of 37.5 basis points, annually, to maintain the availability under the Receivables Securitization Facility. At September 30, 2012, there were no borrowings outstanding under the Receivables Securitization Facility. In connection with the Receivables Securitization Facility, AmerisourceBergen Drug Corporation sells on a revolving basis certain accounts receivable to Amerisource Receivables Financial Corporation, a wholly owned special purpose entity, which in turn sells a percentage ownership interest in the receivables to commercial paper conduits sponsored by financial institutions. AmerisourceBergen Drug Corporation is the servicer of the accounts receivable under the Receivables Securitization Facility. After the maximum limit of receivables sold has been reached and as sold receivables are collected, additional receivables may be sold up to the maximum amount available under the facility. The facility is a financing vehicle utilized by the Company because it generally offers an attractive interest rate relative to other financing sources. The Company securitizes its trade accounts, which are generally non-interest bearing, in transactions that are accounted for as borrowings. The Receivables Securitization Facility contains similar covenants to the Multi-Currency Revolving Credit Facility.

Commercial Paper Program

On October 31, 2011, the Company established a commercial paper program whereby it may from time to time issue short-term promissory notes in an aggregate amount of up to $700 million at any one time. Amounts available under the program may be borrowed, repaid, and re-borrowed from time to time. The maturities on the notes will vary, but may not exceed 365 days from the date of issuance. The notes will bear interest rates, if interest bearing, or will be sold at a discount from their face amounts. The commercial paper program does not increase the Company's borrowing capacity as it is fully backed by the Company's Multi-Currency Revolving Credit Facility. There were no borrowings under the commercial paper program at September 30, 2012.

Other Information

Scheduled future principal payments of long-term debt are $500.0 million in fiscal 2015 and $900.0 million after fiscal 2017.

Interest paid on the above indebtedness during the fiscal years ended September 30, 2012, 2011, and 2010 was $84.5 million, $74.2 million, and $63.8 million, respectively.

Total amortization of financing fees and the accretion of original issue discounts, which are recorded as components of interest expense, were $5.2 million, $4.7 million, and $5.0 million, for the fiscal years ended September 30, 2012, 2011, and 2010, respectively.